INCOME TAXES (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
INCOME TAXES
Loss for the year	$ (88,890)	$ (117,567)
Statutory income tax rate (as percentage)	27.00%	27.00%
Expected income tax benefit	$ (24,000)	$ (31,743)
Items not deductible for income tax purposes	2,939	3,814
Non-taxable items	(3,733)	(3,474)
Flow through share issuances	10,562	12,128
QuestEx acquisition	459
Other	(744)	(1,295)
Change in unrecognized deferred tax assets	$ 14,517	$ 20,570